SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 16, 2002
                                                 ___________________________


                                 ALICO, INC.
____________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                          59-0906081
____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)           Identification No.)


Post Office Box 338, La Belle, Florida                             33975
___________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (863) 675-2966
                                                 _________________________

Item 5.  Other Events

   Incorporated by reference is a press release issued by the Registrant on September 16, 2002 and was attached as Exhibit 01 to the Form 8-K filing on Septembe 16, 2002, providing information concerning the Registrant's announcement of a new Board of Directors member.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued September 16, 2002.




                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)



                                            /s/ W. BERNARD LESTER
September 16, 2002                         By__________________________________
__________________                          W. Bernard Lester, President
Date                                       (Signature)

EXHIBIT INDEX


Exhibit
Number                           Description

01 Press release issued September 16, 2002

AMY GRAVINA NAMED TO
BOARD OF DIRECTORS OF ALICO INC.

LABELLE, Fla. (Sept. 16, 2002) - Ben Hill Griffin, III, chairman of the board and CEO of Alico, Inc. (ALCO), announces the election of Amy Gravina, APR, to the board of directors of the LaBelle-based agribusiness company. Gravina is the president of the Southwest Florida public relations and marketing firm of Gravina, Smith & Matte.

"Amy is a highly respected community leader who has been an integral part of the Alico team for more than a decade," said Griffin. "During the past 20 years, she has been involved in some of the most important issues facing the Southwest Florida region, and we look forward to her leadership on the board."

Gravina, who holds bachelor's and master's degrees in mass communication from the University of Florida, established Gravina, Smith & Matte in 1983. She previously had served as marketing director for the Mariner Group and
as promotion director for CBS affiliate WINK-TV.   She has earned numerous
awards for public relations campaigns and marketing programs, and recently was honored with the highest award in the state from the Florida Public Relations Association.

For more than a decade, Gravina has been involved in the communications effort related to the siting of Florida Gulf Coast University and the planning for Alico's land holdings near the university.

Gravina currently serves on the boards of Florida Gulf Bank and the Uncommon Friends Foundation. She is a past director of the Economic Development Council of Collier County, the Foundation for Lee County Public Schools and the Chamber of Southwest Florida.

Alico Inc. is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.